UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):  April 18, 2008

Alternative Loan Trust Resecuritization  2008-2R
(Exact name of the issuing entity)
Commission File Number of the issuing entity:  333-140962-34

CWALT, Inc.
(Exact name of the depositor as specified in its charter)
Commission File Number of the depositor:  333-140962

Credit Suisse Securities (USA) LLC
(Exact name of the sponsor as specified in its charter)

Delaware	87-0698307
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation of the depositor)	Identification No. of the depositor)

4500 Park Granada
Calabasas, California	91302
(Address of Principal	(Zip Code)
Executive Offices of the depositor)

The depositor’s telephone number, including area code (818) 225-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8        Other Events

Item 8.01         Other Events.

On April 18, 2008, CWALT, Inc. (the “Company”) entered into a Trust Agreement, dated as of March 25, 2008 (the “Trust Agreement”), by and among the Company, as depositor, Credit Suisse Securities (USA) LLC, as underlying certificate seller (the “Underlying Certificate Seller”), and The Bank of New York, as trustee (the “Trustee”) and in its capacities as securities intermediary and as bank, providing for the issuance of the Company’s Resecuritization Pass-Through Certificates, Series 2008-2R.  The Trust Agreement is annexed hereto as Exhibit 4.1.

Section 9         Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(a)   Financial statements of businesses acquired.

Not applicable.

(b)   Pro forma financial information.

Not applicable.

(c)   Shell Company Transactions.

(d)   Exhibits.

Exhibit No.	Description

4.1	The Trust Agreement, dated as of March 25, 2008, by and among the Company, the Underlying Certificate Seller and the Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CWALT, INC.

By: /s/ Darren Bigby
Darren Bigby
Vice President

Dated:  May 6, 2008

Exhibit Index

Exhibit

4.1	The Trust Agreement, dated as of March 25, 2008, by and among the Company, the Underlying Certificate Seller and the Trustee.